Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,663,900.00
Previously Paid Amount	0.00
Total Fee Amount	782.19
Total Offset Amount	0.00
Net Fee	$ 782.19